EXHIBIT 99.2
                                                                    ------------


                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Rap Group, Inc. dba The Repo Outlet

We have audited the accompanying balance sheet of Rap Group, Inc. dba The Repo Outlet as of December 31, 2001, and the related statements of operations, changes in shareholders' equity, and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rap Group, Inc. dba The Repo Outlet as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                      /s/ SPICER, JEFFRIES & CO.


Denver, Colorado
July 3, 2002

                                 RAP GROUP, INC.
                               DBA THE REPO OUTLET

                                  BALANCE SHEET
                                DECEMBER 31, 2001


                                     ASSETS
                                     ------

CURRENT ASSETS:
  Cash and cash equivalents                                      $   148,047
  Contracts receivable, net of allowance for
    doubtful accounts of $543,324 (Note 2)                           358,801
  Inventory                                                          499,101
  Due from related party (Note 3)                                    166,942
  Deferred tax asset (Note 4)                                         87,190
  Advances receivable                                                  1,500
                                                                 -----------

     TOTAL CURRENT ASSETS                                          1,261,581

PROPERTY AND EQUIPMENT, net of accumulated
  depreciation of $15,059                                             45,985
                                                                 -----------
                                                                 $ 1,307,566
                                                                 ===========

                      LIABILITIES AND SHAREHOLDER'S EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                          $   115,230
  Due to credit unions                                               203,653
  Income taxes payable                                               240,011
  Due to related party (Note 3)                                      155,136
                                                                 -----------

     TOTAL CURRENT LIABILITIES                                       714,030
                                                                 -----------

COMMITMENTS AND CONTINGENCIES (Notes 5 and 6)

SHAREHOLDER'S EQUITY:
  Common stock, no par value; 25,000 shares authorized;
     10,000 shares issued and outstanding                             27,911
  Retained earnings                                                  565,625
                                                                 -----------

               TOTAL SHAREHOLDER'S EQUITY                            593,536
                                                                 -----------
                                                                 $ 1,307,566
                                                                 ===========

        The accompanying notes are an integral part of these statements.

                                 RAP GROUP, INC.
                               DBA THE REPO OUTLET

                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                      2001           2000
                                                  ------------   -----------

SALES                                             $  6,365,498   $ 7,146,267

COST OF SALES                                        4,936,678     5,460,716
                                                  ------------   -----------
GROSS PROFIT ON SALES                                1,428,820     1,685,551
                                                  ------------   -----------
OPERATING EXPENSES:
  Advertising and promotion                             90,860        61,142
  Bad debts                                            322,318        95,772
  General and administrative                           120,214        90,876
  Insurance                                             51,554        24,472
  Professional fees                                     74,767        78,628
  Rents and occupancy                                   82,269        82,372
  Salaries, benefits and related expenses              555,854       487,293
                                                  ------------   -----------
       TOTAL OPERATING EXPENSES                      1,297,836       920,555
                                                  ------------   -----------

       OPERATING INCOME                                130,984       764,996
                                                  ------------   -----------
OTHER INCOME (EXPENSE):
  Other income                                          16,606        10,208
  Interest expense                                     (36,240)       (9,000)
                                                  ------------   -----------

       NET OTHER INCOME (EXPENSE)                      (19,634)        1,208
                                                  ------------   -----------

NET INCOME BEFORE INCOME TAXES                         111,350       766,204

  Provision for income taxes (Note 4)                  (60,215)     (301,762)
                                                  ------------   -----------

NET INCOME                                        $     51,135   $   464,442
                                                  ============   ===========

        The accompanying notes are an integral part of these statements.

                                 RAP GROUP, INC.
                               DBA THE REPO OUTLET

                  STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                     YEARS ENDED DECEMBER 31, 2001 AND 2000


                                          Common Stock                            Total
                                          No Par Value             Retained    Shareholder's
                                      Shares         Amount        Earnings       Equity
                                   ------------   ------------   -----------   ------------
BALANCES, DECEMBER 31, 1999              10,000   $     27,911   $    50,048   $     77,959

  Net income                                --             --        464,442        464,442
                                   ------------   ------------   -----------   ------------

BALANCES, DECEMBER 31, 2000              10,000         27,911       514,490        542,401
  Net income
                                            --             --         51,135         51,135
                                   ------------   ------------   -----------   ------------

BALANCES, DECEMBER 31, 2001              10,000   $     27,911   $   565,625   $    593,536
                                   ============   ============   ===========   ============

















        The accompanying notes are an integral part of these statements.

                                 RAP GROUP, INC.
                               DBA THE REPO OUTLET

                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2001 AND 2000
                           INCREASE (DECREASE) IN CASH

                                                      2001           2000
                                                  ------------   -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                       $     51,135   $   464,442
 Adjustments to reconcile net income (loss)
   to net cash provided by operating activities:
   Bad debts                                           322,318        95,772
   Depreciation                                          6,219         4,500
   Increase in contracts receivable                    (17,923)     (666,589)
   (Increase) decrease in inventory                   (346,249)       14,425
   Increase in deferred tax asset                      (87,190)          --
   Increase (decrease) in due to credit unions         (55,777)      161,276
   Increase in income taxes payable                     42,729       176,000
   Increase in accounts payable                         25,532        58,819
                                                  ------------   -----------

     NET CASH PROVIDED BY OPERATING ACTIVITIES         (59,206)      308,645
                                                  ------------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of office equipment                         (26,872)      (24,098)
                                                  ------------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase in due from affiliate                      (166,942)          --
  (Increase) decrease in advances receivable            25,000       (26,500)
  Payments, net, on related party payable              (52,508)      (48,125)
                                                  ------------   -----------

     NET CASH USED IN FINANCING ACTIVITIES            (194,450)      (74,625)
                                                  ------------   -----------

NET INCREASE (DECREASE) IN CASH                       (280,528)      209,922

CASH, BEGINNING OF YEAR                                428,575       218,653
                                                  ------------   -----------

CASH, END OF YEAR                                 $    148,047   $   428,575
                                                  ============   ===========


SUPPLEMENTAL DISCLOSURE OF NONCASH TRANSACTIONS:

  Income taxes paid                               $    104,676   $   125,762
                                                  ============   ===========
  Interest paid
                                                  $     45,740   $     9,000
                                                  ============   ===========

        The accompanying notes are an integral part of these statements.

                                 RAP GROUP, INC.
                               DBA THE REPO OUTLET

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATIONS

Rap Group, Inc. ("the Company") was incorporated in California on May 16, 1996. The Company's primary business is the sale of used automobiles. Sales consist of vehicles that are owned by the company and repossessed vehicles that are not owned by the Company. Sales are made primarily in Northern California.

STATEMENT OF CASH FLOWS

For purposes of the statements of cash flows, cash includes deposits in commercial bank accounts.

ACCOUNTS RECEIVABLE

The Company uses the allowance method for accounting for bad debts. At December 31, 2001, the Company's management believes the allowance is adequate to provide for future losses.

INVENTORY

Inventory is valued at the lower of cost or market. Inventory is costed on a specific identification method. As of December 31, 2001, inventory is entirely comprised of used automobiles.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the useful lives of the assets ranging from 5 to 7 years. The cost of maintenance and repairs is charged to expense as incurred. Significant renewals and improvements are capitalized.

DUE TO CREDIT UNIONS

The Company has an arrangement with various credit unions to sell repossessed automobiles on their behalf. The credit union receives its proportionate share of the sale proceeds after a sale is completed.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under the asset and liability method of Statement 109, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.

                                 RAP GROUP, INC.
                               DBA THE REPO OUTLET

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONCLUDED)

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and such differences may be material to the financial statements.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments, including cash, receivables, other assets and payables approximate fair value due to the short-term nature of those instruments.

LICENSE AND DOCUMENT FEES

The Company charges a standard fee per retail vehicle for license and documentation fees. The Company includes license and document fees as a part of operating income.


NOTE 2 - CONTRACTS RECEIVABLE

The Company's receivables consist of the following at December 31, 2001:


     Unfunded receivables               $    312,135
     Finance company receivables             286,884
     Other receivables                       303,106
                                        ------------
                                             902,125
     Less reserve                           (543,324)
                                        ------------
                                        $    358,801
                                        ============

Unfunded receivables consist of amounts due from customers on completed sales prior to funding by finance companies.

Amounts due from finance companies represent a 30% retainage on the gross amount financed. These amounts are retained to offset future losses, if any, incurred by the finance company. These receivables have been fully reserved in the accompanying financial statements.

                                 RAP GROUP, INC.
                               DBA THE REPO OUTLET

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3 - RELATED PARTY TRANSACTIONS

The Company provides office space and facilities to a related entity, Voltage Vehicles, Inc. ("VVI"). The Company has advanced VVI $166,942 in operating capital as of December 31, 2001. The advances are non-interest bearing and are due on demand.

In addition, the Company was advanced $155,136 from the sole shareholder of VVI. The advance bears interest and 6% and is due on demand.

NOTE 4 - INCOME TAXES

The provision for income taxes includes current income taxes of $147,405 and $301,762 for the years ended December 31, 2001 and 2000 and deferred income tax benefit of $87,190 and $0 for the years ended December 31, 2001 and 2000. Deferred income taxes, arising from financial statement and tax return temporary differences, principally relate to the reporting of the allowance for doubtful accounts and depreciation.

The provision for income taxes is less than if computed at the maximum statutory federal income tax rate of 34% due to the following:

                                                         2001         2000
                                                      ----------   ----------

     Computed "expected" tax expense                  $   37,859   $  260,509
     Difference due to progressive statutory rates        (7,665)     (20,206)
     State taxes                                          30,021       61,459
                                                      ----------   ----------
     Income tax expense                               $   60,215   $  301,762
                                                      ==========   ==========

Amounts for deferred tax assets and liabilities are as follows:

                                                         2001
                                                      ----------
     Deferred tax liabilities                         $      --
                                                      ==========
     Deferred tax assets:
       Temporary difference due to allowance for
         Doubtful accounts and depreciation           $   87,190
       Less valuation allowance                              --
                                                      ----------
     Deferred tax asset                               $   87,190
                                                      ==========

                                 RAP GROUP, INC.
                               DBA THE REPO OUTLET

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

NOTE 5 - COMMITMENTS

The Company leases its office space and facilities from a related party under an operating lease. The lease calls for monthly payments of $2,500. The lease will terminate on February 6, 2006. The Company paid rent expense of $30,000 under this lease for the years ended December 31, 2001 and 2000.

The future minimum lease payments under this lease are as follows:

            2002           $   30,000
            2003               30,000
            2004               30,000
            2005               30,000
            2006                5,000
                           ----------
                           $  125,000
                           ==========

NOTE 6 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND CONTINGENCIES

Substantially all of the Company's facilities are subject to federal, state and local provisions regulating the discharge of materials into the environment. Compliance with these provisions has not had, nor does the Company expect such compliance to have, any material effect upon the capital expenditures, net income, financial condition, or competitive position of the Company. Management believes that its current practices and procedures for the control and disposition of such wastes comply with applicable federal and state requirements.

NOTE 7 - SUBSEQUENT EVENT

Effective July 1, 2002, the Company was acquired by ZAP, a publicly traded company, as a wholly owned subsidiary. ZAP, formerly ZAPWORLD.Com, was incorporated on September 23, 1999 and provides alternate modes of transportation as a means of providing relief from the emissions associated with gas powered vehicles by developing low-cost electric vehicles. ZAP markets electric bicycles, scooters and other light electric vehicles. On March 1, 2002, ZAP filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the Northern District of California, Santa Rosa Division. Rap Group, Inc. was included in their plan of reorganization. ZAP's plan of reorganization was approved by the United States Bankruptcy Court on June 20, 2002 which allowed ZAP to emerge from bankruptcy.